UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 17, 2003

Commission File Number 000-26933

LIONBRIDGE TECHNOLOGIES, INC.

(Exact Name of registrant as specified in its charter)

DELAWARE	04-3398462
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

950 Winter Street, Waltham, MA	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 434-6000

Item 2. Acquisition or Disposition of Assets

As previously reported, on September 17, 2003, Lionbridge Technologies, Inc. (the “Company” or “Lionbridge”) completed its acquisition of all of the capital stock of Mentorix Technologies, Inc. (“Mentorix”), a California corporation, by means of a merger (“the Merger”) of Mountain Acquisition Corp., a wholly owned subsidiary of Lionbridge (“Merger Sub”) with and into Mentorix, pursuant to an Agreement and Plan of Reorganization dated as of September 9, 2003 by and among Lionbridge, Merger Sub and Mentorix, (collectively, the “Merger Agreement”). As a result of the Merger, Mentorix became a wholly owned subsidiary of Lionbridge.

The pro forma combined condensed financial statements filed herewith have been prepared accounting for the merger using the purchase method of accounting.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Businesses Acquired

Included herein as Exhibit 99.2.

(b) Pro Forma Financial Information

Included herein as Exhibit 99.3.

(c) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization among Lionbridge Technologies, Inc., Mountain Acquisition Corp. and Mentorix Technologies, Inc. dated September 9, 2003 (filed as Exhibit 2.1 to Lionbridge’s Current Report on Form 8-K filed on September 12, 2003 (File No. 000-26933) and incorporated herein by reference).

23.1	Consent of Grant Thornton, Mumbai, India.

99.1	Press Release dated September 10, 2003 (filed as Exhibit 99.1 to Lionbridge’s Current Report on Form 8-K filed on September 12, 2003 (File No. 000-26933) and incorporated herein by reference).

99.2	Consolidated Financial Statements of Mentorix Technologies, Inc. as of August 31, 2003 and December 31, 2002 and 2001 and for the eight months ended August 31, 2003 and years ended December 31, 2002 and 2001.

99.3	Unaudited Pro Forma Combined Condensed Financial Statements for the nine months ended September 30, 2003 and the year ended December 31, 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIONBRIDGE TECHNOLOGIES, INC.

By:	/s/ STEPHEN J. LIFSHATZ
Stephen J. Lifshatz Senior Vice President, Chief Financial Officer and Treasurer

Date: December 1, 2003

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EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization among Lionbridge Technologies, Inc., Mountain Acquisition Corp. and Mentorix Technologies, Inc. dated September 9, 2003 (filed as Exhibit 2.1 to Lionbridge’s Current Report on Form 8-K filed on September 12, 2003 (File No. 000-26933) and incorporated herein by reference).

23.1	Consent of Grant Thornton, Mumbai, India.

99.1	Press Release dated September 10, 2003 (filed as Exhibit 99.1 to Lionbridge’s Current Report on Form 8-K filed on September 12, 2003 (File No. 000-26933) and incorporated herein by reference).

99.2	Consolidated Financial Statements of Mentorix Technologies, Inc. as of August 31, 2003 and December 31, 2002 and 2001 and for the eight months ended August 31, 2003 and years ended December 31, 2002 and 2001.

99.3	Unaudited Pro Forma Combined Condensed Financial Statements for the nine months ended September 30, 2003 and the year ended December 31, 2002.

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